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                                                                    EXHIBIT 32.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.



      I, Rick R. Ackel, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of
Sanmina-SCI Corporation on Form 10-Q for the quarter ended June 28, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly
Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sanmina-SCI Corporation.




                                                           By: /s/ RICK R. ACKEL
                                                  ------------------------------
                                                             Name: Rick R. Ackel
                                                  Title: Chief Financial Officer
                                                            Date: August 8, 2003